PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS	12 Months Ended
Dec. 31, 2018
Retirement Benefits [Abstract]
PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS
PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS
The Company and DuPont did not merge their defined benefit pension plans and other postretirement benefit plans as a result of the Merger. As a result of the Company’s separation from DowDuPont, the number of defined benefit pension plans administered by the Company decreased from 45 plans to 35 plans, with approximately $270 million of net unfunded pension liabilities transferring to DowDupont. Plans administered by other subsidiaries of DowDuPont that were transferred to the Company were not significant. There were no changes in the number of other postretirement benefit plans administered by the Company as a result of the separation.

Defined Benefit Pension Plans
The Company has both funded and unfunded defined benefit pension plans that cover employees in the United States and a number of other countries. The U.S. qualified plan covering the parent company is the largest plan. Benefits for employees hired before January 1, 2008, are based on length of service and the employee’s three highest consecutive years of compensation. Employees hired after January 1, 2008, earn benefits that are based on a set percentage of annual pay, plus interest.

The Company's funding policy is to contribute to the plans when pension laws and/or economics either require or encourage funding. In 2018, the Company contributed $1,651 million to its continuing operations pension plans ($1,656 million, including contributions to plans of discontinued operations). Total contributions included a $1,100 million discretionary contribution to its principal U.S. pension plan in the third quarter of 2018. Total contributions in 2018 also included contributions to fund benefit payments for the Company's non-qualified pension plans. The Company expects to contribute approximately $255 million to its pension plans on a continuing operations basis in 2019.

The provisions of a U.S. non-qualified pension plan require the payment of plan obligations to certain participants upon a change in control of the Company, which occurred at the time of the Merger. Certain participants could elect to receive a lump-sum payment or direct the Company to purchase an annuity on their behalf using the after-tax proceeds of the lump sum. In the fourth quarter of 2017, the Company paid $940 million to plan participants and $230 million to an insurance company for the purchase of annuities, which were included in "Pension contributions" in the consolidated statements of cash flows. The Company also paid $205 million for income and payroll taxes for participants electing the annuity option, of which $201 million was included in "Cost of sales" and $4 million was included in "Selling, general and administrative expenses" in the consolidated statements of income and related to the Corporate segment. The Company recorded a settlement charge of $687 million associated with the payout in the fourth quarter of 2017, which was included in "Sundry income (expense) - net" in the consolidated statements of income and related to the Corporate segment.

The weighted-average assumptions used to determine pension plan obligations and net periodic benefit costs for all plans are summarized in the table below:

Weighted-Average Assumptions for All Pension Plans	Benefit Obligations at Dec 31		Net Periodic Costs for the Year Ended
	2018	2017	2018	2017	2016
Discount rate	3.69%	3.17%	3.17%	3.52%	3.85%
Interest crediting rate for applicable benefits	3.72%	3.61%	3.61%	3.45%	4.81%
Rate of compensation increase	3.84%	3.88%	3.88%	3.90%	4.04%
Expected return on plan assets	—	—	7.11%	7.16%	7.22%

The weighted-average assumptions used to determine pension plan obligations and net periodic benefit costs for U.S. plans are summarized in the table below:

Weighted-Average Assumptions for U.S. Pension Plans	Benefit Obligations at Dec 31		Net Periodic Costs for the Year Ended
	2018	2017	2018	2017	2016
Discount rate	4.39%	3.66%	3.66%	4.11%	4.40%
Interest crediting rate for applicable benefits	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of compensation increase	4.25%	4.25%	4.25%	4.25%	4.50%
Expected return on plan assets	—	—	7.92%	7.91%	7.77%

Other Postretirement Benefit Plans
The Company provides certain health care and life insurance benefits to retired employees and survivors. The Company’s plans outside of the United States are not significant; therefore, this discussion relates to the U.S. plans only. The plans provide health care benefits, including hospital, physicians’ services, drug and major medical expense coverage, and life insurance benefits. In general, for employees hired before January 1, 1993, the plans provide benefits supplemental to Medicare when retirees are eligible for these benefits. The Company and the retiree share the cost of these benefits, with the Company portion increasing as the retiree has increased years of credited service, although there is a cap on the Company portion. The Company has the ability to change these benefits at any time. Employees hired after January 1, 2008, are not covered under the plans.

The Company funds most of the cost of these health care and life insurance benefits as incurred. In 2018, the Company did not make any contributions to its other postretirement benefit plan trusts. The trusts did not hold assets at December 31, 2018. The Company does not expect to contribute assets to its other postretirement benefit plan trusts in 2019.

The weighted-average assumptions used to determine other postretirement benefit obligations and net periodic benefit costs for the U.S. plans are provided below:

Weighted-Average Assumptions for U.S. Other Postretirement Benefits Plans	Benefit Obligations at Dec 31		Net Periodic Costs for the Year Ended
	2018	2017	2018	2017	2016
Discount rate	4.24%	3.51%	3.51%	3.83%	3.96%
Health care cost trend rate assumed for next year	6.50%	6.75%	6.75%	7.00%	7.25%
Rate to which the cost trend rate is assumed to decline (the ultimate health care cost trend rate)	5.00%	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate health care cost trend rate	2025	2025	2025	2025	2025

Assumptions
The Company determines the expected long-term rate of return on plan assets by performing a detailed analysis of key economic and market factors driving historical returns for each asset class and formulating a projected return based on factors in the current environment. Factors considered include, but are not limited to, inflation, real economic growth, interest rate yield, interest rate spreads and other valuation measures and market metrics. The expected long-term rate of return for each asset class is then weighted based on the strategic asset allocation approved by the governing body for each plan. The Company’s historical experience with the pension fund asset performance is also considered.

The Company uses the spot rate approach to determine the discount rate utilized to measure the service cost and interest cost components of net periodic pension and other postretirement benefit costs for the U.S. and other selected countries. Under the spot rate approach, the Company calculates service costs and interest costs by applying individual spot rates from the Willis Towers Watson RATE:Link yield curve (based on high-quality corporate bond yields) for each selected country to the separate expected cash flow components of service cost and interest cost. Service cost and interest cost for all other plans are determined on the basis of the single equivalent discount rates derived in determining those plan obligations.

The discount rates utilized to measure the pension and other postretirement obligations of the U.S. qualified plans are based on the yield on high-quality corporate fixed income investments at the measurement date. Future expected actuarially determined cash flows for the Company’s U.S. plans are individually discounted at the spot rates under the Willis Towers Watson U.S. RATE:Link 60-90 corporate yield curve (based on 60th to 90th percentile high-quality corporate bond yields) to arrive at the plan’s obligations as of the measurement date.

The Company utilizes a modified version of the Society of Actuaries’ mortality tables released in 2014 and a modified version of the generational mortality improvement scale released in 2018 for purposes of measuring the U.S. pension and other postretirement obligations, based on an evaluation of the mortality experience of the Company’s pension plans.

Summarized information on the Company's pension and other postretirement benefit plans is as follows:

Change in Projected Benefit Obligations, Plan Assets and Funded Status of All Significant Plans	Defined Benefit Pension Plans		Other Postretirement Benefits
In millions	2018	2017	2018	2017
Change in projected benefit obligations:
Benefit obligations at beginning of year	$31,851	$30,280	$1,567	$1,835
Service cost	520	506	12	14
Interest cost	886	883	45	54
Plan participants' contributions	19	14	—	—
Actuarial changes in assumptions and experience	(1,754)	1,804	(13)	(198)
Benefits paid	(1,476)	(1,440)	(123)	(151)
Plan amendments	17	14	—	—
Acquisitions/divestitures/other [1]	(45)	50	—	—
Effect of foreign exchange rates	(418)	932	(10)	13
Termination benefits/curtailment cost/settlements [2]	—	(1,192)	—	—
Benefit obligations at end of year	$29,600	$31,851	$1,478	$1,567

Change in plan assets:
Fair value of plan assets at beginning of year	$23,401	$21,208	$—	$—
Actual return on plan assets	(742)	2,500	—	—
Employer contributions	1,656	1,676	—	—
Plan participants' contributions	19	14	—	—
Benefits paid	(1,476)	(1,440)	—	—
Acquisitions/divestitures/other [3]	—	(15)	—	—
Effect of foreign exchange rates	(314)	646	—	—
Settlements [4]	—	(1,188)	—	—
Fair value of plan assets at end of year	$22,544	$23,401	$—	$—

Funded status:
U.S. plans with plan assets	$(4,066)	$(5,363)	$—	$—
Non-U.S. plans with plan assets	(2,041)	(2,257)	—	—
All other plans	(695)	(720)	(1,478)	(1,567)
Plans of discontinued operations	(254)	(110)	—	—
Funded status at end of year	$(7,056)	$(8,450)	$(1,478)	$(1,567)

Amounts recognized in the consolidated balance sheets at Dec 31:
Deferred charges and other assets	$491	$548	$—	$—
Accrued and other current liabilities	(50)	(47)	(131)	(125)
Pension and other postretirement benefits - noncurrent	(7,227)	(8,679)	(1,347)	(1,442)
Liabilities of discontinued operations - current	(270)	(1)	—	—
Liabilities of discontinued operations - noncurrent	—	(271)	—	—
Net amount recognized	$(7,056)	$(8,450)	$(1,478)	$(1,567)

Pretax amounts recognized in accumulated other comprehensive loss at Dec 31:
Net loss (gain)	$10,841	$10,899	$(315)	$(326)
Prior service credit	(224)	(265)	—	—
Pretax balance in accumulated other comprehensive loss at end of year	$10,617	$10,634	$(315)	$(326)

1.
The 2018 impact includes the divestiture of a business with pension benefit obligations of $37 million. The 2017 impact includes the reclassification of a China pension liability of $69 million from "Other noncurrent obligations" to "Pension and other postretirement benefits - noncurrent" and the divestiture of a South Korean company with pension benefit obligations of $25 million.

2.
The 2017 impact includes the settlement of certain plan obligations for a U.S. non-qualified pension plan of $1,170 million required due to a change in control provision. The 2017 impact also includes the conversion of a South Korean pension plan of $22 million to a defined contribution plan.

3.	The 2017 impact relates to the divestiture of a South Korean company.

4.
The 2017 impact includes payments made of $1,170 million to settle certain plan obligations of a U.S. non-qualified pension plan required due to a change in control provision. The 2017 impact also includes payments made of $18 million to convert a South Korean pension plan to a defined contribution plan.

A significant component of the overall decrease in the Company's benefit obligation for the year ended December 31, 2018 was due to the weighted-average change in discount rates, which increased from 3.17 percent at December 31, 2017 to 3.69 percent at December 31, 2018. A significant component of the overall increase in the Company's benefit obligation for the year ended December 31, 2017 was also due to the weighted-average change in discount rates, which decreased from 3.52 percent at December 31, 2016 to 3.17 percent at December 31, 2017.

The accumulated benefit obligation for all pension plans was $28.3 billion and $30.4 billion at December 31, 2018 and 2017, respectively.

Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets at Dec 31	2018	2017
In millions
Accumulated benefit obligations	$25,392	$27,248
Fair value of plan assets	$18,902	$19,515

Pension Plans with Projected Benefit Obligations in Excess of Plan Assets at Dec 31	2018	2017
In millions
Projected benefit obligations	$26,599	$28,576
Fair value of plan assets	$19,051	$19,578

Net Periodic Benefit Costs for All Significant Plans for the Year Ended Dec 31	Defined Benefit Pension Plans			Other Postretirement Benefits
In millions	2018	2017	2016	2018	2017	2016
Net Periodic Benefit Costs:
Service cost	$520	$506	$463	$12	$14	$13
Interest cost	886	883	846	45	54	52
Expected return on plan assets	(1,644)	(1,548)	(1,447)	—	—	—
Amortization of prior service credit	(24)	(25)	(24)	—	—	(3)
Amortization of unrecognized (gain) loss	642	638	587	(24)	(6)	(7)
Curtailment/settlement/other [1]	—	683	(36)	—	—	—
Net periodic benefit costs	$380	$1,137	$389	$33	$62	$55
Less: discontinued operations	101	105	97	3	3	3
Net periodic benefit costs - continuing operations	$279	$1,032	$292	$30	$59	$52
Changes in plan assets and benefit obligations recognized in other comprehensive (income) loss:
Net (gain) loss	$584	$845	$1,954	$(13)	$(199)	$14
Prior service cost	17	14	—	—	—	—
Amortization of prior service credit	24	25	24	—	—	3
Amortization of unrecognized gain (loss)	(642)	(638)	(587)	24	6	7
Settlement loss [2]	—	(687)	—	—	—	—
Total recognized in other comprehensive (income) loss	$(17)	$(441)	$1,391	$11	$(193)	$24
Total recognized in net periodic benefit cost and other comprehensive (income) loss	$363	$696	$1,780	$44	$(131)	$79

1.
The 2017 impact relates to the settlement of a U.S. non-qualified plan triggered by a change in control provision. The 2016 impact relates to the curtailment of benefits for certain participants of a Dow Silicones plan in the U.S.

2.	The 2017 impact relates to the settlement of a U.S. non-qualified plan triggered by a change in control provision.

On January 1, 2018, the Company adopted ASU 2017-07, which impacted the presentation of the components of net periodic benefit cost in the consolidated statements of income. Net periodic benefit cost, other than the service cost component, is now included in "Sundry income (expense) - net" in the consolidated statements of income. See Notes 2 and 9 for additional information.

Estimated Future Benefit Payments
The estimated future benefit payments of continuing operations, reflecting expected future service, as appropriate, are presented in the following table:

Estimated Future Benefit Payments at Dec 31, 2018	Defined Benefit Pension Plans	Other Postretirement Benefits
In millions
2019	$1,546	$133
2020	1,554	129
2021	1,580	129
2022	1,619	125
2023	1,656	120
2024-2028	8,596	519
Total	$16,551	$1,155

Plan Assets
Plan assets consist primarily of equity and fixed income securities of U.S. and foreign issuers, and include alternative investments such as real estate, private market securities and absolute return strategies. At December 31, 2018, plan assets totaled $22.5 billion and included no directly held common stock of DowDuPont. At December 31, 2017, plan assets totaled $23.4 billion and included no directly held common stock of DowDuPont.

The Company's investment strategy for the plan assets is to manage the assets in relation to the liability in order to pay retirement benefits to plan participants over the life of the plans. This is accomplished by identifying and managing the exposure to various market risks, diversifying investments across various asset classes and earning an acceptable long-term rate of return consistent with an acceptable amount of risk, while considering the liquidity needs of the plans.

The plans are permitted to use derivative instruments for investment purposes, as well as for hedging the underlying asset and liability exposure and rebalancing the asset allocation. The plans use value-at-risk, stress testing, scenario analysis and Monte Carlo simulations to monitor and manage both the risk within the portfolios and the surplus risk of the plans.

Equity securities primarily include investments in large- and small-cap companies located in both developed and emerging markets around the world. Fixed income securities include investment and non-investment grade corporate bonds of companies diversified across industries, U.S. treasuries, non-U.S. developed market securities, U.S. agency mortgage-backed securities, emerging market securities and fixed income related funds. Alternative investments primarily include investments in real estate, private equity limited partnerships and absolute return strategies. Other significant investment types include various insurance contracts and interest rate, equity, commodity and foreign exchange derivative investments and hedges.

The Company mitigates the credit risk of investments by establishing guidelines with investment managers that limit investment in any single issue or issuer to an amount that is not material to the portfolio being managed. These guidelines are monitored for compliance both by the Company and external managers. Credit risk related to derivative activity is mitigated by utilizing multiple counterparties, collateral support agreements and centralized clearing, where appropriate.

The Northern Trust Collective Government Short Term Investment money market fund is utilized as the sweep vehicle for the U.S. plans, which from time to time can represent a significant investment. For one U.S. plan, approximately 35 percent of the liability is covered by a participating group annuity issued by Prudential Insurance Company.

The weighted-average target allocation for plan assets of the Company's pension plans is summarized as follows:

Target Allocation for Plan Assets at Dec 31, 2018	Target Allocation
Asset Category
Equity securities	36%
Fixed income securities	35
Alternative investments	28
Other investments	1
Total	100%

Fair value calculations may not be indicative of net realizable value or reflective of future fair values. Furthermore, although the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

For pension plan assets classified as Level 1 measurements (measured using quoted prices in active markets), total fair value is either the price of the most recent trade at the time of the market close or the official close price, as defined by the exchange on which the asset is most actively traded on the last trading day of the period, multiplied by the number of units held without consideration of transaction costs.

For pension plan assets classified as Level 2 measurements, where the security is frequently traded in less active markets, fair value is based on the closing price at the end of the period; where the security is less frequently traded, fair value is based on the price a dealer would pay for the security or similar securities, adjusted for any terms specific to that asset or liability. Market inputs are obtained from well-established and recognized vendors of market data and subjected to tolerance and quality checks. For derivative assets and liabilities, standard industry models are used to calculate the fair value of the various financial instruments based on significant observable market inputs, such as foreign exchange rates, commodity prices, swap rates, interest rates and implied volatilities obtained from various market sources. For other pension plan assets for which observable inputs are used, fair value is derived through the use of fair value models, such as a discounted cash flow model or other standard pricing models.

For pension plan assets classified as Level 3 measurements, total fair value is based on significant unobservable inputs including assumptions where there is little, if any, market activity for the investment.

Certain pension plan assets are held in funds where fair value is based on an estimated net asset value per share (or its equivalent) as of the most recently available fund financial statements which are received on a monthly or quarterly basis. These valuations are reviewed for reasonableness based on applicable sector, benchmark and company performance. Adjustments to valuations are made where appropriate to arrive at an estimated net asset value per share at the measurement date. These funds are not classified within the fair value hierarchy.
The following table summarizes the bases used to measure the Company’s pension plan assets at fair value for the years ended December 31, 2018 and 2017:

Basis of Fair Value Measurements	Dec 31, 2018				Dec 31, 2017
In millions	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$877	$818	$59	$—	$772	$671	$101	$—
Equity securities:
U.S. equity securities [1]	$3,493	$3,251	$241	$1	$3,755	$3,416	$339	$—
Non - U.S. equity securities	4,242	3,497	707	38	5,551	4,533	978	40
Total equity securities	$7,735	$6,748	$948	$39	$9,306	$7,949	$1,317	$40
Fixed income securities:
Debt - government-issued	$4,751	$285	$4,466	$—	$4,596	$158	$4,437	$1
Debt - corporate-issued	2,929	411	2,518	—	3,300	351	2,935	14
Debt - asset-backed	90	—	89	1	101	—	100	1
Total fixed income securities	$7,770	$696	$7,073	$1	$7,997	$509	$7,472	$16
Alternative investments: [2]
Private market securities	$1	$—	$—	$1	$—	$—	$—	$—
Real estate	19	19	—	—	21	21	—	—
Derivatives - asset position	451	17	434	—	261	2	259	—
Derivatives - liability position	(506)	(19)	(487)	—	(305)	(2)	(303)	—
Total alternative investments	$(35)	$17	$(53)	$1	$(23)	$21	$(44)	$—
Other investments [2]	$380	$47	$333	$—	$273	$37	$236	$—
Subtotal	$16,727	$8,326	$8,360	$41	$18,325	$9,187	$9,082	$56
Investments measured at net asset value: [2]
Hedge funds	$1,637				$1,595
Private market securities	2,196				1,390
Real estate	2,080				2,200
Total investments measured at net asset value	$5,913				$5,185
Items to reconcile to fair value of plan assets:
Pension trust receivables [3]	$29				$27
Pension trust payables [4]	(125)				(136)
Total	$22,544				$23,401

1.	No DowDuPont common stock was directly held at December 31, 2018 or December 31, 2017.

2.
The Company reviewed its fair value technique and elected to present assets valued at net asset value per share as a practical expedient outside of the fair value hierarchy. The assets are presented as "Investments measured at net asset value."

3.	Primarily receivables for investment securities sold.

4.	Primarily payables for investment securities purchased.

The following table summarizes the changes in the fair value of Level 3 pension plan assets for the years ended December 31, 2018 and 2017:

Fair Value Measurement of Level 3 Pension Plan Assets	Equity Securities	Fixed Income Securities	Alternative Investments	Other Investments	Total
In millions
Balance at Jan 1, 2017, as previously reported	$33	$17	$4,117	$95	$4,262
Reclassification of investments measured at net asset value [1]	—	—	(4,061)	(95)	(4,156)
Balance at Jan 1, 2017, as restated	$33	$17	$56	$—	$106
Actual return on assets:
Relating to assets sold during 2017	(1)	—	5	—	4
Relating to assets held at Dec 31, 2017	5	1	(1)	—	5
Purchases, sales and settlements, net	3	(2)	(60)	—	(59)
Balance at Dec 31, 2017	$40	$16	$—	$—	$56
Actual return on assets:
Relating to assets sold during 2018	—	4	(1)	1	4
Relating to assets held at Dec 31, 2018	(3)	(4)	—	—	(7)
Purchases, sales and settlements, net	2	(15)	2	(1)	(12)
Balance at Dec 31, 2018	$39	$1	$1	$—	$41

1.
The Company reviewed its fair value technique and elected to present assets valued at net asset value per share as a practical expedient outside of the fair value hierarchy, including those classified as Level 3 pension plan assets. The assets are presented as "Investments measured at net asset value."

Defined Contribution Plans
U.S. employees may participate in defined contribution plans (Employee Savings Plans or 401(k) plans) by contributing a portion of their compensation, which is partially matched by the Company. Defined contribution plans also cover employees in some subsidiaries in other countries, including Australia, Brazil, Canada, Italy, Spain and the United Kingdom. Expense of continuing operations recognized for all defined contribution plans was $186 million in 2018, $286 million in 2017 and $220 million in 2016.